UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                   FORM 8-K/A
                                (Amendment No. 2)
                               -------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2003

                      Fortune Diversified Industries, Inc.
   --------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
   --------------------------------------------------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         74-2504501
  --------------------------------------------------------------------------
  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6402 Corporate Drive, Indianapolis, Indiana 46278
  ----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
   --------------------------------------------------------------------------
   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


                                EXPLANATORY NOTE

Pursuant to this Form 8-K/A, the registrant amends "Exhibit 7.3 Pro Forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Nor-Cote International, Inc. and Subsidiaries." At the time the 8-K/A was issued on September 12, 2003, the registrant did not know the final pro adjustments related to the purchase of Nor-Cote International, Inc. and Subsidiaries. Subsequently, after an independent valuation was performed a final purchase entry was booked and included in the registrant's 10-KSB/A filed on November 29, 2004. In addition to the changes to the Pro Forma financial statements, included in this amendment in Exhibit 7.1 Audited Consolidated Financial Statements of Nor-Cote International, Inc. and Subsidiaries for the Years Ended December 31, 2002 and 2001,is the audit report of Nor-Cote's previous auditors as required by Note 2 to Item 310 of Regulation S-B, and to Rule 2-05 of Regulation S-X.

For the convenience of the reader, this Amendment No. 2 amends and restates in its entirety the entire Form 8-K/A, amending only the aforementioned disclosures made in Exhibit 3, Pro Forma Financials and Exhibit 1, Audited Consolidated Financial Statements of Nor-Cote International, Inc. and Subsidiaries for the Years Ended December 31, 2002 and 2001.



                                     1 of 3

Fortune Diversified Industries, Inc.
SEC Form 8-K/A

General:

Fortune Diversified Industries, Inc., a Delaware corporation ("FDVI"), acquired all the outstanding common and preferred shares of Nor-Cote International, Inc., an Illinois corporation and its subsidiaries ("Nor-Cote"), pursuant to the terms of a Stock Purchase Agreement by and among FDVI; Nor-Cote; Norman G. Wolcott, Jr,; Norman G. Wolcott, Jr. and Norman G. Wolcott, Sr., as co-trustees of the Norman G. Wolcott, Sr. and Lucile H. Wolcott Revocable Trust of 1995; First Bankers Trust Company, as trustee under the Trust Agreement for the Nor-Cote International, Inc. Employee Stock Ownership Plan Trust, effective July 1, 2003. Nor-Cote is a leading technology company which manufactures UV curable screen printing inks. Nor-Cote inks are used on many types of plastic, metals, and other substrates that are compatible with the UV curing process. Typical applications consist of plastic sheets, cell phones, bottles & containers, CD and DVD disks, rotary-screen printed labels, and membrane switch overlays. Nor-Cote has offices and manufacturing facilities in the United States, United Kingdom, Singapore, and Malaysia, with worldwide distributors located in Canada, China, Australia, Hong Kong, Taiwan, Italy, South Africa, and Thailand. FDVI intends for Nor-Cote, as a wholly-owned subsidiary of FDVI, to continue to operate as it did prior to the acquisition.

Subsequent to consummation of the purchase, FDVI filed a Form 8-K with the Securities and Exchange Commission within the 15-day time period prescribed by that Form. Pursuant to the instructions to Form 8-K, the Registrant indicated that certain financial information required by Item 7 of Form 8-K was not available at that time, and that, in accordance with Item 7 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the 60-day time period provided in the instructions to Item 7. The sole purpose of this Amendment No. 1 to Form 8-K dated July 14, 2003 is to file such required financial information. Accordingly, Item 7 is hereby amended and restated in its entirety to read as follows:

Item 7.     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements listed below are filed as part of this report. The financial statements listed in Item 7(a) are included in this Report as Exhibit
7.1 and 7.2 hereto, which follows the signature page of this Report.

Exhibit 7.1 Audited Consolidated Financial Statements of Nor-Cote International, Inc. and Subsidiaries for the Years Ended December 31, 2002 and 2001

Independent Auditors' Report on the Consolidated Financial Statements.........1

Report of Other Accountants...................................................2

Consolidated Financial Statements
    Balance Sheets............................................................3
    Statements of Income......................................................4
    Statement of Shareholders' Equity.........................................5
    Statements of Cash Flows..................................................6
    Notes to Financial Statements.............................................7

Exhibit 7.2 Unaudited Interim Consolidated Financial Statements of Nor-Cote International, Inc. and Subsidiaries for the Six-Months Ended June 30, 2003 and 2002

Consolidated Financial Statements
    Balance Sheets............................................................1
    Statements of Income......................................................2
    Statement of Shareholders' Equity.........................................3
    Statements of Cash Flows..................................................4
    Notes to Financial Statements.............................................5

(b) Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Nor-Cote International, Inc. and Subsidiaries

The pro forma consolidated financial statements listed below are filed as part of this report. The pro forma consolidated financial statements listed in Item 7(b) are included in this Report as Exhibit 7.3 hereto.

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Nor-Cote International, Inc. and Subsidiaries

Basis of Preparation...........................................................1

Financial Statements
    Pro forma consolidated balance sheet that assumes the combination occurred on May 31, 2003...................................................2
    Pro forma consolidated statement of operations for the twelve months ended August 31, 2002, which combines FDVI's results of operations for the twelve months ended August 31, 2002, with Nor-Cote's results of operations for the twelve months ended August 31, 2002.....................3
    Pro forma consolidated statement of operations for the nine months ended May 31, 2003 that combines the unaudited results of operations of FDVI from the nine-month period of September 1, 2002 to May 31,
    2003 with Nor-Cote's results of operations for the nine-month period of
    October 1, 2002 to June 30, 2003...........................................4


(c)     Exhibits

Exhibit Number      Description
--------------      -----------

Exhibit 7.1 Audited Consolidated Financial Statements of Nor-Cote International, Inc. and Subsidiaries for the Years Ended December 31, 2002 and 2001
Exhibit 7.2 Unaudited Interim Consolidated Financial Statements of Nor-Cote International, Inc. and Subsidiaries for the Six-Months Ended June 30, 2003 and 2002
Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and Nor-Cote International, Inc. and Subsidiaries


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
                      ------------------------------------
                                  (Registrant)

DATE:     November 29, 2004

                                        By:  /s/ Amy E. Gallo
                                             ---------------------------
                                             Amy E. Gallo, principal
                                             financial officer (Controller)


                                        3